UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 20, 2009
(Date of earliest event reported)

Hythiam, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1500
LOS ANGELES, CALIFORNIA 90025
(Address of principal executive offices, zip code)
(310) 444-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01     Other events.

On January 26, 2009, we filed with the Securities and Exchange Commission a Current Report on Form 8-K, on which we reported under Items 1.01 and 2.01, that we disposed of our entire interest in our majority-owned, controlled subsidiary Comprehensive Care Corporation (CompCare).  We hereby provide pro forma financial information required for the transaction as of December 31, 2008.

Item 9.01     Financial Statements and Exhibits.

(b)           Pro forma financial information.

The unaudited pro forma consolidated financial statements in the tables below have been prepared by applying pro forma adjustments to the consolidated financial statements included in Hythiam, Inc.’s Annual Report on form 10-K for the year ended December 31, 2008. The unaudited pro forma consolidated statements of operations reflect the transaction described in Item 2.01 above, assuming the transaction had been consummated as of the beginning of the fiscal period presented. The unaudited pro form consolidated balance sheet reflects such transactions, assuming they had been consummated as of  December 31, 2008.

The pro forma adjustments, as described in the notes to the unaudited pro forma consolidated financial statements, are based upon available information and certain assumptions that we believe are reasonable. The allocations are preliminary in nature and subject to change following the transaction based on refinements as actual data becomes available. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and the related management’s discussion and analysis of financial condition and results of operations, which are contained in the Hythiam, Inc.’s 2008 Annual Report on Form 10-K.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.

Forward-Looking Statements

Except for statements of historical fact, the matters discussed in this report are forward looking and made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond the company’s control that may cause actual results to differ materially from stated expectations. These risk factors include, among others, limited operating history and lack of statistically significant formal research studies, the risk that treatment protocols might not be effective, difficulty in developing, exploiting and protecting proprietary technologies, intense competition and substantial regulation in the healthcare industry; and additional risks factors as discussed in the reports filed by the company with the Securities and Exchange Commission, which are available on its website at http://www.sec.gov.

Except as required by law, we disclaim any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

HYTHIAM, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
(In thousands, except per share amounts)
(unaudited)

	Hythiam, Inc.		Hythiam, Inc.
	Consolidated	CompCare	Pro Forma
	as reported	Operations (a)	Consolidated

Revenues:
Behavioral health managed care services	$35,156	$(35,156)	$-
Healthcare services	6,074	-	6,074
Total revenues	41,230	(35,156)	6,074

Operating expenses:
Behavioral health managed care services	36,496	(36,496)	-
Cost of healthcare services	1,718	-	1,718
General administrative expenses	40,741	(3,682)	37,059
Goodwill impairment	9,775	-	9,775
Research and development	3,370	-	3,370
Depreciation & amortization	2,733	(872)	1,861
Total operating expenses	94,833	(41,050)	53,783

Loss from operations	(53,603)	5,894	(47,709)

Interest income	830	(26)	804
Interest expense	(1,939)	276	(1,663)
Other than temporary impairment
marketable securities	(1,428)	-	(1,428)
Change in fair value of warrant liabilities	5,744	-	5,744
Other non-operating income, net	5	(5)	-
Loss before provision for income
taxes from continuing operations	(50,391)	6,139	(44,252)
Provision for income taxes	27	(5)	22
Loss from continuing operations	$(50,418)	$6,144	$(44,274)

Loss from continuing operations per
common share (basic and diluted):
Loss from continuing operations	$(0.92)	$(0.11)	$(0.81)

Weighted average shares outstanding:
Basic and diluted	54,675		54,675

HYTHIAM, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007
(In thousands, except per share amounts)
(unaudited)

	Hythiam, Inc.		Hythiam, Inc.
	Consolidated	CompCare	Pro Forma
	as reported	Operations (a)	Consolidated

Revenues:
Behavioral health managed care services	$36,306	$(36,306)	$-
Healthcare services	7,695	-	7,695
Total revenues	44,001	(36,306)	7,695

Operating expenses:
Behavioral health managed care services	35,679	(35,679)	-
Cost of healthcare services	2,052	-	2,052
General administrative expenses	45,554	(3,721)	41,833
Other impairment	2,387	-	2,387
Research and development	3,358	-	3,358
Depreciation & amortization	2,502	(923)	1,579
Total operating expenses	91,532	(40,323)	51,209

Loss from operations	(47,531)	4,017	(43,514)

Interest income	1,584	(143)	1,441
Interest expense	(2,190)	263	(1,927)
Loss on extinguishment of debt	(741)		(741)
Change in fair value of warrant liabilities	3,471		3,471
Other non-operating income, net	32	(32)	-
Loss before provision for income taxes from continuing operations		4,105	(41,270)
Provision for income taxes	87	(72)	15
Loss from continuing operations	(45,462)	4,177	(41,285)

Loss from continuing operations per common share (basic and diluted):
Loss from continuing operations	$(0.99)	$(0.09)	$(0.90)

Weighted average shares outstanding:
Basic and diluted	45,695		45,695

HYTHIAM, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2008
(In thousands)
(unaudited)

	Hythiam, Inc.		Pro Forma,
	as reported	Compcare (b)	as adjusted

Assets:
Cash and cash equivalents	$10,893	$363	$11,256
Marketable securities, at fair value	146	-	146
Restricted cash	24	(1)	23
Receivables, net	2,234	(1,580)	654
Notes receivable	17	(17)	-
Prepaids and other current assets	676	(318)	358
Total Current Assets	13,990	(1,553)	12,437

Marketable securities, at fair value	10,072	-	10,072
Property and equipment, net	2,860	(235)	2,625
Goodwill	493	(493)	-
Intellectual property & other intangible assets	3,899	(642)	3,257
Deposits and other assets	552	(234)	318
Total Assets	$31,866	$(3,157)	$28,709

Liabilities and Stockholders' Equity:
Accounts payable	$3,784	$(388)	$3,396
Accrued compensation and benefits	1,844	(368)	1,476
Accrued liabilities	3,191	(1,110)	2,081
Accrued claims payable	6,791	(6,791)	-
Short term debt	9,835	-	9,835
Income taxes payable	19	(19)	-
Total Current Liabilities	25,464	(8,676)	16,788

Long-term debt	2,341	(2,341)	-
Accrued reinsurance claims payable	2,526	(2,526)	-
Warrant liabilities	156	-	156
Capital lease obligations	144	(63)	81
Deferred rent and other long-term liabilities	127	-	127
Total Liabilities	30,758	(13,606)	17,152

Stockholders' Equity:
Preferred stock	-	-	-
Common stock	6	-	6
Additional paid-in capital	174,721	-	174,721
Accumulated other comprehensive loss	-	-	-
Accumulated deficit	(173,619)	10,449	(163,170)
Total stockholders' equity (deficit)	1,108	10,449	11,557
Total Liabilities and Stockholders' Equity	$31,866	$(3,157)	$28,709

HYTHIAM, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(In thousands)

(a) Reflects the elimination of results for CompCare’s operations, which were reported in our behavioral health managed care reporting segment.

(b) Reflects the elimination of assets and liabilities of CompCare, including the resulting gain on the sale, assuming the sale had been consummated on December 31, 2008:

Net Proceeds from the sale of CompCare	$1,500
Net liabilities of CompCare operations	8,949

Gain on sale	$10,449

The pro forma consolidated statements of operations have not been adjusted to give effect to the gain on sale of CompCare.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hythiam, Inc.

Date: April 3, 2009	By:	/s/ MAURICE HEBERT
Maurice Hebert
Chief Financial Officer